ABTC
AMERICAN BATTERY
TECHNOLOGY COMPANY



Investor Presentation

Fall 2023

Forward-Looking Statement

This presentation contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, are "forward-looking statements." Although the American Battery Technology Company's (the "Company) management believes that such forward-looking statements are reasonable, it cannot guarantee that such expectations are, or will be, correct. These forward-looking statements involve a number of risks and uncertainties, which could cause the Company's future results to differ materially from those anticipated.

Potential risks and uncertainties include, among others, interpretations or reinterpretations of geologic information, unfavorable exploration results, inability to obtain permits required for future exploration, development or production, general economic conditions and conditions affecting the industries in which the Company operates; the uncertainty of regulatory requirements and approvals; fluctuating mineral and commodity prices, final investment approval and the ability to obtain necessary financing on acceptable terms or at all.

Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in the Company's filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended June 30, 2022. The Company assumes no obligation to update any of the information contained or referenced in this presentation.

ABTC's Differentiation

a unique value proposition integrating both primary and secondary battery materials leveraging new technologies within North America

ABTC is facilitating the transition to a circular, low carbon energy economy

One Strategy, Two Methods

- The recycling site capitalizes on proven market-ready methods along with nascent value-add techniques that build upon each other
- Primary sourced lithium-bearing mining claims with one of the largest known deposits in the US
- Synergistic relationship of recycling and mining is a competitive advantage for offtake / feedstock agreements

Proprietary Technology

- Strategic de-manufacturing in recycling drives improved material recycle rates and allowing for scalable solutions
- Developed unique technology to extract lithium from claystone

Strategic Validation

- ABTC has received 4 U.S. DOE grant awards totalling close to $70M and has been technically validated by multiple industry leaders and government programs

Leading the Transition: One Strategy, Two Delivery Methods

ABTC applies its expertise across three business activities to supply the market with **domestic**, **low-cost**, and **low-environmental impact** battery materials.

Lithium-ion Battery Recycling	**Waste as a resource combined with strategic de-manufacturing and new technology**
Primary Resource Development	**Strengthening domestic supply**
Metals Refining	**Innovative technology to unlock Lithium from claystone is key competitive advantage**

There are significant synergies between the businesses as they provide ABTC with the opportunity to apply similar technologies as well as give a unique offering to strategic feedstock / offtake partners.

Key Strategic Market Factors

- ✓ Rapidly growing battery market with supply unable to keep up with demand
- ✓ Energy transition to an environmentally-friendly supply
- ✓ Dearth of U.S. sourced battery metals to qualify for IRA credit
- ✓ Current domestic supply of battery metals challenged due to security of supply, cost and environmental impact
- ✓ Strong collaboration amongst sectors within the closed-loop manufacturing supply chain
- ✓ U.S. government grants aim to localize battery supply chain with bipartisan support

Market for Battery Metals: Large with Accelerating Growth

Global demand for Lithium to surpass $150B by 2030. IRA has created multiple growth accelerants.

Lithium-Ion Battery Pack Demand


Demand (GWh)
40,000
30,000
20,000
10,000
2010
2015
2020
2025
2030
2035
Passenger EV
Commercial Vehicles
Two and Three-Wheeler
Stationary Storage
E-bus

Lithium-Ion Battery Demand for Metals


Million Metric Tons
20
16
12
8
4
0
'20
'21
'22
'23
'24
'25
'26
'27
'28
'29
'30
Copper
Aluminum
Lithium (LCE)
Nickel
Graphite
Iron
Phosphorus
Manganese
Cobalt

Source: BloombergNEF, Financial Times.

Proliferation of Battery Manufacturing Projects in the U.S. and Canada without Surety of Supply

Existing and Announced Projects >1 GWh ("Gigafactories")



USA (unspecified) – 364+ GWh
Panasonic, CATL, [Statevolt], ABF, Stellantis, Samsung, Amprius, Honda, Hyundai, Koch, LG Energy Solution, Freyr

CA – 10+ GWh
Tesla

NV – 250 GWh
Tesla, Panasonic, Redwood Materials

AZ – 73+ GWh
KorePower, ABF, LG Chem, LG Energy Solution

OK – 3 GWh
Canoo

CO – 20+ GWh
Solid Power, Amprius

TX – 100 GWh
Tesla

KS – 30 GWh
Panasonic

MI – 130+ GWh
Ford, Gotion, One, CATL, Ultium Cells, LG Energy Solution

IN – 63 GWh
Stellantis, Samsung, GM

ON – 145 GWh
Stellantis, LG Energy Solution, PowerCo, VW

QC – 75 GWh
Stromvolt, Britishvolt, Lion Electric

NY – 33 GWh
iM3NY, Electrovaya, Magnis

OH – 90 GWh
Honda, Ultium Cells, GM, Forsee Power, Xerion, LG Energy Solution

KY – 169+ GWh
Envision AESC, SK Innovation, Ford

NC – X GWh
Toyota, Prime Planet Energy & Solutions, VinFast

SC – 130 GWh
BMW, Envision AESC, Redwood Materials

FL – 2 GWh
Saft

GA – 145+ GWh
Rivian, SK Innovation, Freyr, Hyundai Motor Group, LG Energy Solution, SK On

TN – 118+ GWh
GM, LG Energy Solution, Microvast, Ultium Cells, Ford, SK Innovation, Envision AESC, Envision

Σ = 1,900+ GWh

Battery Metals Prices 2015-2023

Lithium prices have increased significantly with continued strong demand


Lithium Carbonate
Cobalt
Nickel
Copper
Manganese
Battery
Metal price (Index, Jan 2017 =100)
Battery price (Index, 2015 = 100)
700
600
500
400
300
200
100
0
140
120
100
80
60
40
20
0
2015
2016
2017
2018
2019
2020
2021
2022
2023

Sources
IEA analysis based on material price data by S&P (2023), 2022 Lithium-Ion Battery Price Survey by BNEF (2022) and Battery Costs Drop as Lithium Prices in China Fall by BNEF (2023).

Electric Battery Value Chain

The battery recycling market will be essential to combatting future supply shortages, with 2025 seen as the turning point when a large wave of EVs will begin to have defunct batteries with cell and cathode production waste making up the near-term feedstock.



Raw Materials
Materials Processing
Cell Component Production
Cell Manufacturing
Assembly
End Users
Nickel Ore
Cobalt Ore
Lithium Ore
Manganese
Graphite
Sulfate
Carbonate
Hydroxide
Porous Separator
Electrolyte
Electrolyte
Anode (-)
Lithium-Carbon (Graphite)
Lithium Ion
Cathode (+)
Lithium Metal Oxide
Cathodes
Electrolytes
Anodes
Separators
Battery Cell
Battery Management System
Battery Module and Pack
Energy Storage
Electric Vehicles
Battery Recycling
Upstream
Midstream
Downstream

Source: L.E.K. research and analysis.

ABTC
AMERICAN BATTERY TECHNOLOGY COMPANY

3 Independent Challenges to North American Battery Supply Chain



Security of Supply

<1%

Of global battery materials produced by USA

Cost of Supply

$ ↑↑↑

Cost of battery minerals has soared alongside supply scarcity

Environmental Impact of Supply

Many conventional recycling and mining practices are harmful to the environment

The Solution: Circular and Domestic Battery Materials Supply Chain

» A robust and **cost-competitive battery recycling** industry can make a meaningful impact on near-term domestic supply

» However, recycling alone cannot meet growing demand, **primary domestic supply of virgin battery metals** needs to be ramped rapidly

» In order to meet domestic needs, **alliances/partnerships need to be formed** amongst different sectors of the closed-loop supply chain


End Use OEMs
Battery Cells
EVs, Stationary Storage, Consumer Electronics
Cell Manufacturers
Waste Products
Waste Cells
Active/Inactive Refined Materials
Chemical Refiners
Waste Material
Second Life Applications
Lithium-Ion Battery Recycling
Primary Battery Metals Manufacturing
Battery Grade Metal Feedstocks Li, Ni, Co, Mn
Mineral Resource Development

ABTC
AMERICAN BATTERY TECHNOLOGY COMPANY

First-of-Kind, In-House Technology Validation and Investments: Four U.S. DOE Grant Awards

Leveraging various government funding programs to **advance sustainable battery technology**, **reduce dependence on imported critical materials**, **develop domestic refining capabilities**, and **create a circular battery metals supply chain**.

$2 M
October 2021

ABTC selected for a $2 million project from the United States Advanced Battery Consortium to support the recycling of battery packs and extraction of battery metals, with USABC cost share of $500 thousand.

USABC
BASF The Chemical Company
C4V Charging Ahead!

$4.5 M
October 2021

ABTC selected for a $4.5 million project from the U.S. DOE for the demonstration of battery-grade lithium hydroxide precursor production from domestic claystone resources, with federal cost share of $2.27 million.

DUPONT
University of Nevada, Reno

$115 M
October 2022

ABTC selected for a $115 million project from the U.S. DOE to construct a commercial-scale Lithium Hydroxide refinery, with a federal cost share of $57 million.

DUPONT
University of Nevada, Reno

$20 M
November 2022

ABTC selected for a $20 million project from the U.S. DOE to scale, optimize, and commercialize three next generation techniques to even further enhance performance of recycling train, with federal cost share of $10 million.

+Seven strategic and industry project partners

First-of-Kind, In-House Technology Validation and Commercialization: Primary Lithium Manufacturing


THE WHITE HOUSE
WASHINGTON
>> The President: Well, we're happy you're doing it and happy for your innovation. Thank you.
WHITEHOUSE.GOV


ABTC
>> Mr. Melsert: And again, like I said, we're happy that you and the country are taking this risk with us.
WHITEHOUSE.GOV

In October 2022, ABTC was **selected for award by DOE for $115M project** to construct commercial scale Lithium Hydroxide refinery

Bipartisan Infrastructure Law:

Battery Materials Processing and Battery Manufacturing

U.S. DEPARTMENT OF ENERGY

Commercialization

PROJECT NAME: Large-Scale Demonstration of Domestic Manufacturing of Low-Cost and Low-Environmental Impact Battery-Grade Lithium Hydroxide from Unconventional Domestic Sedimentary Resources

APPLICANT: American Battery Technology Company

Federal Cost Share: $57,744,831

Recipient Cost Share: $57,744,831

Supply Chain Segment: Materials Separation & Processing (Cathode Minerals)


Raw Materials Extraction
01
Materials Separation & Processing
02
03
04
Cell & Pack Manufacturing
05
Applications
06
Recycling

Project Description:
American Battery Technology Company (ABTC) and partners will build, and operate a commercial-scale facility to demonstrate its novel process for manufacturing battery cathode grade lithium hydroxide (LiOH) from unconventional Nevada-based lithium-bearing sedimentary resources. Through this demonstration, the domestic-U.S. lithium resource base can be expanded and create a more resilient U.S. battery manufacturing supply chain. ABTC has secured over 10,000 acres of these lithium-bearing sedimentary resources near Tonopah, NV, and its project team has been performing work under an existing grant award from the U.S. Department of Energy's Advanced Manufacturing Office (AMO) to demonstrate this process in an integrated multi-ton per day field demonstration system. With the support of this Bipartisan Infrastructure Law grant award, a 5,000 MT (metric tonnes) LiOH/year commercial processing plant will be constructed and operated at this resource site, with the capacity of the facility to subsequently be expanded to 30,000 MT LiOH/year.

Lithium-Ion Battery Recycling



End Use OEMs
Battery Cells
EVs, Stationary Storage, Consumer Electronics
Cell Manufacturers
Waste Products
Active/Inactive Refined Materials
Waste Cells
Chemical Refiners
Waste Material
Second Life Applications
Lithium-Ion Battery Recycling
Primary Battery Metals Manufacturing
Battery Grade Metal Feedstocks Li, Ni, Co, Mn
Mineral Resource Development

Commercialization of Integrated Lithium-Ion Battery Recycling Technologies

- Commercial-scale battery recycling facility that is expected to process over 20,000 MT/year of battery materials, located in the Tahoe-Reno Industrial Center (TRIC) near Reno, NV, to implement commercial operations of its first-of-kind lithium-ion battery recycling technologies

- Facility and infrastructure systems completed, processing equipment undergoing installation and commissioning





ABTC's commercial-scale, move-in ready battery recycling facility located in the Tahoe-Reno Industrial Center (TRIC) near Sparks, NV, enabling expansion of operations and its first-of-kind lithium-ion battery recycling technologies.

Our Integrated Battery Recycling Process


Battery Packs/Modules
Battery Cells
Electrode Powders/Slurries
Automated DeManufacturing
Structural Materials
Dissection
Separation/ Sorting
Inline Water Treatment
Solids Removal
Plastics, Steel, Copper, Aluminum
Black Mass
Selective Leaching
Selective Impurity Removal
Selective Transition Metal Recovery
Selective LiOH Recovery
Inline Water Treatment
Solids Removal
Nickel Sulfate
Cobalt Sulfate
Manganese Sulfate
Lithium Hydroxide
Feedstock Materials
Product Streams
Impurity Removal

Our Recycling Technology is Unique with Better outcomes

Bench scale samples delivered to cathode manufacturer showed equal quality to virgin resources

	ABTC's De-manufacturing & Hydromet Process	Conventional Shredding and Hydrometallurgy	Pyrometallurgical & Conventional Smelting
Technology	**Automated De-manufacturing + Targeted Hydrometallurgical**	Mechanical Shredding + Bulk Hydrometallurgical	Pyrometallurgical, mechanical, thermal
Specific CapEx	**Low**	High	High
Specific OpEx	**Low**	High	Moderate
Recovery Rate	**> 90%**	> 90%	> 50%
Lithium Recovery	**Yes, Lithium Hydroxide recovered from each section**	Low	None

Primary Metals Resource Development and Extraction



End Use OEMs
Battery Cells
EVs, Stationary Storage, Consumer Electronics
Cell Manufacturers
Waste Products
Waste Cells
Active/Inactive Refined Materials
Chemical Refiners
Waste Material
Second Life Applications
Lithium-Ion Battery Recycling
Primary Battery Metals Manufacturing
Battery Grade Metal Feedstocks Li, Ni, Co, Mn
Mineral Resource Development

Domestic-US Lithium Deposit Overview

ABTC has 517 unpatented lode mining claims covering approximately 10,340 acres of unique claystone deposits located near Tonopah, Nevada

» Today, nearly all lithium products are produced from conventional resources of lithium-rich brines or hard rock ores (cost and environmental issues).

» Within the U.S., a very large lithium-bearing deposit exists within sedimentary resources in central Nevada, however, to date no economically viable process to recover these materials has been commercialized.

» ABTC has developed first-of-kind technologies to access the lithium resulting in high-volume, low-cost, and low-environmental impact lithium hydroxide which meet purity and morphology specifications for high energy density active cathode materials.


Utah Brine
Nevada Claystone
Salton Sea Geothermal Brine
Smackover Brine
Piedmont Spodumene

Domestic Supply is Critical and ABTC Owns Rights to One of the Largest Known Lithium Deposits in the U.S.

"RESPEC concludes that the ABTC Tonopah Flats lithium project is the ***largest known lithium project in the US*** … "

- RESPEC, served as a Qualified Person and published an SK-1300 Compliant Maiden Resource Report to quantify this lithium-bearing resource.
- The report classifies these resources as Inferred and indicates that the deposit contains **15.8 million tons** of economically accessible lithium carbonate equivalent (LCE).



Li > 300 ppm
Li > 500 ppm
Li > 1,000 ppm

Experienced Management Team

Executive Team



Ryan Melsert
CEO / CTO / Chairman



Andrés Meza
COO / Board Secretary



Jesse Deutsch
CFO



Scott Jolcover
Chief Resource Minerals Officer

Independent Directors



Julie Blunden



Rick Fezell



Beth Lowery



Sherif Marakby

Key Milestones and Targeted Next Steps

	Recycling	Primary Resource Development	Primary Metals Manufacturing
Next Steps	• Commercial Recycling Facility - Phase 2 • Additional plants (Co-located or Standalone)	• Preliminary Economic Assessment • Preliminary Feasibility Study • Definitive Feasibility Study • Mining Operations Permitting • Start of Mining Operations	• Pilot plant initiation • Construction of Lithium Hydroxide Refinery (3 Phases) • Commerce Operations
2022 - 2023	• Commercial Recycling Facility Operations – Phase 1 • Commercial Recycling Facility Commissioning • $10M US DOE Grant for $20M Project • $500K USABC Grant for $2M Project	• Tonopah Sampling 3 Commenced • Maiden Resource Report • Tonopah Sampling 1 & 2 Completed	• Design and Pre-Commissioning of Lithium Hydroxide Demonstration System • Hired Black and Veatch • $57.7M US DOE Grant for $115M Project • Lithium Hydroxide from Claystone Meets Battery Grade Specifications
2019 – 2021	• Won BASF Circularity Challenge	• Evaluation of Initial Claystone Samples	• $2.27M US DOE grant for $4.5M Project

ABTC Investment Thesis is Solid

Proof Points

» ABTC is working to achieve US Government **permitting** to initiate mine operations (DOE leading is highly beneficial).

» ABTC is working **scale** innovative technologies in its commercial facilities for both recycling and claystone extraction

» **Downstream manufacturers** in the supply chain will need to act swiftly in order to **secure supply** in a highly competitive, growing market demand (leverage is with the suppliers)

» ABTC is working to **secure feedstock / offtake agreements** with circular economy collaborators



Key Investment Highlights

- ✓ **Uniquely positioned as a leader** in developing primary and secondary sources of battery metals as a critical piece of the closed loop battery economy and capitalizing on the explosive market growth which is set to surpass $150B in 2030
- ✓ **Recycling:** Expanding commercialization of first-of-kind lithium-ion battery recycling technology with a higher efficiency and recovery through strategic de-manufacturing process with significant colocation opportunities with cell manufacturers, cathode makers and OEMs.
- ✓ **Primary**: Own rights to one of the largest known lithium deposits in U.S. at a time when regulatory and commercial environments are pushing for domestic supply
- ✓ **Technology**: Innovative, scalable, sustainable, and low-cost technology in both lines of business validated by strategics (U.S. DOE, BASF and USABC) addresses key challenges facing U.S. battery metals market
- ✓ **Strategic partnerships:** Commercial partnerships and both primary and secondary resources to drive input feedstock and offtake growth
- ✓ **Management:** Highly experienced management and Board of Directors with relevant industry background and connections



Thank You

(775) 473-4744

info@batterymetals.com

www.americanbatterytechnology.com

100 Washington Street, #100,
Reno, NV 89503